Exhibit 10.21.b


                              JOINDER AND AMENDMENT

This JOINDER AND AMENDMENT (the "Joinder and Amendment") is executed and delivered as of July 20, 2004 (the "Joinder Date") by CT RE CDO 2004-1 SUB, LLC (the "Joinder Party"), a Delaware limited liability company, CAPITAL TRUST, Inc., a Maryland corporation ("CT"), and CT MEZZANINE PARTNERS I LLC, a Delaware limited liability company ("CT Mezz" together with CT, "Borrowers" and individually, as the context requires, as a "Borrower"), in favor of MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation ("Lender"), and agreed to and accepted by DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation ("Custodian"), and MIDLAND LOAN SERVICES, INC., a Delaware corporation ("Servicer").


        This Joinder and Amendment is executed and delivered with reference to the following facts:

        A. Borrowers and Lender have entered into that certain Amended and Restated Master Loan and Security Agreement for a Credit Facility dated as of June 27, 2003 ("MLSA").

        B. Pursuant to the MLSA, Lender has agreed to lend to the Borrowers, the aggregate sum of up to One Hundred Fifty Million Dollars ($150,000,000) pursuant to a revolving credit arrangement, whether before, simultaneously with, or after the execution of this Joinder and Amendment (the "Loan").

        C. The Joinder Party is directly owned and controlled by CT and the Joinder Party will obtain substantial benefits from Lender's making of the Loan.

        D. The Joinder Party desires to join in the Borrowers' obligations with respect to the Loan and to provide security for the Loan.

        E. On the Joinder Date, the Joinder Party has executed and delivered, among other things, to Lender the Fourth Amended and Restated Promissory Note dated as of June 8, 1998 (the "MLSA Note"), made by the Joinder Party and Borrowers in favor of Lender in the maximum principal amount of One Hundred Fifty Million Dollars ($150,000,000).

        NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Joinder Party hereby agrees, by executing this Joinder and Amendment, as follows:

        1. Assumption of Liability. The Joinder Party hereby joins in, and assumes direct primary liability, and not liability as a guarantor or surety, for, all the obligations of Borrowers (whether now existing or established in the future) under the following documents (each, a "Loan Document" and collectively, the "Loan Documents"): (a) the MLSA; (b) the MLSA Note, (c) that certain Amended and Restated Custodial Agreement dated as of June 27, 2003 (the "Custodial Agreement"), among Borrowers, Custodian and Lender; and (d) that certain Amended and Restated Interim Servicing Agreement dated as of June 27, 2003 (the "Servicing Agreement"), among Borrowers, Lender and Servicer; and (e) any other documents, certificates and agreements executed by Borrower in connection with the foregoing documents listed as items (a)-(d). This Joinder and Amendment is made to facilitate the pledging by Joinder Party to Lender of that certain CMBS (as defined in the MLSA) described more particularly on Exhibit A annexed hereto (the "CDO Collateral"). By executing this Joinder and Amendment, the Joinder Party is assuming and agreeing to all liabilities and obligations whether now existing or hereafter arising under the Loan Documents, and all the terms, conditions, covenants and restrictions thereof. The Joinder

Party shall be fully liable for all obligations of Borrowers under, and fully bound by, all the Loan Documents as if the Joinder Party had executed and delivered all the Loan Documents (including any future amendments or modifications thereof) directly in the Joinder Party's own name.

        2. Obligation to Pay. The Joinder Party shall, in accordance with the Borrowers' obligations under the Loan Agreement, pay the principal amount of the Loan, including all present and future disbursements or advances made by Lender on account of the Loan, all interest accrued thereon, and all other sums payable under any Loan Documents.

        3. Covenants, Consents, Acknowledgments, Etc. The Joinder Party:

                a. joins in all present and future consents, acknowledgments, obligations, agreements, undertakings, liabilities, covenants and confirmations contained in the Loan Documents, whether arising before or after the Joinder Date;

                b. shall be bound by all restrictions, limitations, and prohibitions that apply to Borrowers under any of the Loan Documents; and

                c. makes all of the representations and warranties contained in the Loan Documents for itself to the extent applicable and to the same extent required to be made by CT Mezz under the Loan Documents, as if the same were fully set forth herein.

        4. Amendments to MLSA. The MLSA is amended as follows:

                (a) Solely with respect to the CDO Collateral, the definition of "Eurodollar Rate Spread" contained in Section 1.01 of the MLSA is amended to add at the end thereof the following sentence:

        "Notwithstanding the foregoing, for CDO Collateral only, Eurodollar Rate Spread means (A) as to each Advance Rate the applicable Eurodollar Rate Spread set forth below opposite such Advance Rate:


-------------------------------------------------------------------------------------------
                                                      Eurodollar Rate Spread
                                          (expressed as percentage points per annum and as
     CDO Collateral       Advance Rate                    basis points)
-------------------------------------------------------------------------------------------

----------------------------------------------------------------- -------------------------
  Series F Note                60%                   1.50%               150 bp
----------------------------------------------------------------- -------------------------
  Series G Note                50%                   1.50%               150 bp
----------------------------------------------------------------- -------------------------
  Series H Note                40%                   2.00%               200 bp
----------------------------------------------------------------- -------------------------


        and (B) notwithstanding anything set forth in clause (A) to the contrary, in the event the Termination Date shall be extended pursuant to the terms hereof, for the period from and after July 16, 2005 to, and including, the date the Loans are repaid in full, as to each Advance Rate the sum of (x) the applicable Eurodollar Rate Spread set forth opposite such Advance Rate for the applicable Collateral type in clause
        (A) above, plus (y) .25 percent, or 25 basis points, per annum.

                (b) Section 7.15 is amended to include the word ", CMBS" in the penultimate sentence after the term "B Notes."



        5. Amendments to Servicing Agreement. The Servicing Agreement is amended as follows:

               (a) The terms "Collection Account" and "MSMCI Account" shall both mean: "Eligible Accounts and shall be denominated "Midland Loan Services, Inc." in Trust for Capital Trust, Inc.," or "Midland Loan Services, Inc." in Trust for CT Mezzanine Partners I LLC," or "Midland Loan Services, Inc." in Trust for CT RE CDO 2004-1 SUB, LLC," as applicable, or in such other manner as the applicable Owner prescribes."

               (b) The term "Owner" or "Owners" as those terms are used in the Servicing Agreement shall be amended to include CT RE CDO 2004-1 SUB, LLC; and

                (c) Section 9.12 shall be amended to include CT RE CDO 2004-1 SUB, LLC after the term "CT."

        6. Amendment to the Custodial Agreement. The Custodial Agreement shall be amended to include CT RE CDO 2004-1 SUB, LLC as "Borrower" and under the term "Borrowers" as those terms are used in the Custodial Agreement.

        7. Signature of Loan Documents. This Joinder and Amendment is intended to be the equivalent of a signature page to the Loan Documents. The Joinder Party acknowledges that its obligations as a party to the Loan Documents are unconditional and are not subject to the execution of the Loan Documents by any other party. Lender is authorized to rely on this Joinder and Amendment as evidence that the Joinder Party has joined in all the Loan Documents and all obligations thereunder and are fully obligated thereunder.

        8. Certain Actions by Lender. Lender shall have the right to (1) renew, modify, amend, waive, extend, or accelerate any obligations arising under the Loan Documents, (2) pursue some or all of its remedies against Borrowers or the Joinder Party, (3) add, release, or substitute any collateral given to Lender as secured for the Loan, or (4) release Borrowers or the Joinder Party from liability. Lender may take any of the foregoing actions without consent or confirmation by the Joinder Party, and no such action shall limit, restrict, waive, discharge, or otherwise affect the Joinder Party's liability under this Joinder and Amendment. If Lender and Borrowers agree to any modification or amendment of the Loan Documents, then the Joinder Party shall be bound by such agreement whether or not the Joinder Party consents and agrees thereto.

        9. Incorporation by Reference. All the Loan Documents, as they now exist and as they may be amended or modified in the future (whether or not the Joinder Party is a party to such amendment), are incorporated by reference in this Joinder and Amendment as if set forth in full.

        10. JURY TRIAL WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE JOINDER PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS JOINDER AND AMENDMENT OR THE LOAN DOCUMENTS. THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN.

        11. Security. This Joinder and Amendment, and all obligations of the Joinder Party under the Loan Documents, are secured by all security documents delivered pursuant to the MLSA.

        12. Governing Law. This Joinder and Amendment shall be governed by the laws of the State of New York.

        13. Inducement. The Joinder Party acknowledges that this Joinder and Amendment is being executed and delivered to Lender to induce Lender to make the Loan to Borrowers, and but for this Joinder and Amendment, Lender would not be willing to make such Loan.

        14. No Conditions. This Joinder and Amendment is unconditional. The Joinder Party's obligations under this Joinder and Amendment is not subject to the satisfaction of any conditions that have not yet been satisfied.

        15. Joint and Several Liability. The obligations of the Joinder Party and Borrowers are joint and several.

        16. Contribution.

                a. Right to Contribution. To provide for a just and equitable contribution among Borrowers and the Joinder Party, if any payment is made by Borrowers or the Joinder Party (such party, a "Funding Obligor") under the Loan Documents or this Joinder and Amendment in respect of the Loan, such Funding Obligor shall be entitled to a contribution from each other party for all payments, damages and expenses, incurred by such Funding Obligor under or in connection with the Loan, such contributions to be made in the manner and to the extent set forth below. Any amount payable as a contribution under the Loan Documents or this Joinder and Amendment shall be determined as of the date on which the related payment is made by a Funding Obligor.

                b. Calculation of Contributions. Borrowers and the Joinder Party shall be liable for contribution to each Funding Obligor in respect of all payments, damages and expenses incurred by such Funding Obligor hereunder or under the Loan, any other Loan Document or this Joinder and Amendment in an aggregate amount, subject to Section 16 c hereof, equal to (i) the ratio of (x) the then current aggregate Asset-Specific Loan Balance for the Eligible Collateral held by such non-Funding Obligor under the MLSA to (y) the then current aggregate Asset-Specific Loan Balance of all the Eligible Collateral under the MLSA multiplied by (ii) the aggregate amount of such payments, damages and expenses incurred by such Funding Obligor under or in connection with the Loan. The terms "Asset-Specific Loan Balance" and "Eligible Collateral" shall have the meanings ascribed to such terms in the MLSA, as applicable.

                c. Rights to Contribution Subordinated. This Section 16 shall not in any way affect, modify or impair (i) Lender's or Custodian's rights or remedies under the Loan Documents or (ii) the obligations of the Joinder Party hereunder or under the Loan Documents. Accordingly, Borrowers and the Joinder Party agree that all of their rights to receive contribution under this
                        Section 16 (whether for payments, damages, expenses or otherwise) and all of its rights, if any, to be subrogated to any of the rights of Lender shall be subordinated in right of payments (in liquidation or otherwise) to the prior payment in full of all of the Loan (whether for principal, interest, premium or otherwise) and any amounts due to the Custodian under the Loan Documents. If any amount shall at any time be paid to a Borrowers or the Joinder Party on account of such rights of contribution or subrogation, or in contravention of the provisions of this Section 16 c at any time, such amount shall be held in trust, segregated from the other assets of such Borrowers or the Joinder Party, as applicable, for the benefit of Lender and shall promptly be paid to Lender.

                d. Preservation of Rights. In the case of any payments, damages or expenses incurred by a Funding Obligor in respect of the Loan, this Joinder and Amendment shall not limit any right which any party may have against any other person whether or not a party hereto.

                e. Asset of Party to Which Contribution is Owing. Borrowers and the Joinder Party acknowledge that the right of contribution hereunder shall constitute an asset of the party to which such contribution is owing including, without limitation, for purposes of determining any limitation of liability contained in any guarantee calculated, directly or indirectly, by reference to the assets of such party.

        17. Acknowledgement by Borrowers. Borrowers hereby agree to this Joinder and Amendment and all its terms and conditions. Borrowers shall perform and be bound by all obligations and covenants of the Joinder Party under this Joinder and Amendment. All such obligations and covenants shall also constitute obligations and covenants of Borrowers under the Loan Documents. Any breach or default by the Joinder Party under this Joinder and Amendment or any Loan Document shall constitute a breach or default by Borrowers under the Loan Documents.



                    [SIGNATURES COMMENCE ON FOLLOWING PAGE.]

        IN WITNESS WHEREOF, the Joinder Party and Borrowers have executed this Joinder and Amendment as of the Joinder Date.

JOINDER PARTY:                             BORROWERS:

CT RE CDO 2004-1 SUB, LLC                  CAPITAL TRUST, Inc.
a Delaware limited liability company       a Maryland Corporation

By: /s/ Brian H. Oswald                    By: /s/ Brian H. Oswald
    -------------------                        -------------------
     Name:  Brian H. Oswald                    Name:  Brian H. Oswald
     Title: Chief Financial Officer            Title: Chief Financial Officer

                                           CT MEZZANINE PARTNERS I LLC,
                                           a Delaware limited liability company


                                           By: /s/ Brian H. Oswald
                                               -------------------
                                               Name:  Brian H. Oswald
                                               Title: Chief Financial Officer



LENDER:

MORGAN STANLEY
MORTGAGE CAPITAL INC.,
a New York corporation


By: /s/ [signature illegible]
    -------------------------
     Name:
     Title:

                                               SERVICER:

                                               MIDLAND LOAN SERVICES, INC.,
                                               a Delaware corporation


                                               By:  /s/ Jan Sternin
                                                  -----------------
                                                    Name: Jan Sternin
                                                    Title: Senior Vice President

                                               CUSTODIAN:

                                               Custodian executes this Joinder
                                               and Amendment in its capacity as
                                               custodian and for the limited
                                               purpose of recognizing Joinder
                                               Party as a party under the
                                               Custodial Agreement as more
                                               specifically provided in this
                                               Joinder and Amendment.

                                               DEUTSCHE BANK TRUST
                                               COMPANY AMERICAS,
                                               a New York banking corporation

                                               By: /s/ Wendy Estes
                                                  ----------------
                                                   Name: Wendy Estes
                                                   Title: Associate

                                    EXHIBIT A

                                 CDO COLLATERAL


----------------------------------------------------------------------------------------------
         Description             CUSIP #     Certificate #   Rating        Principal Amount
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CAPITAL TRUST RE CDO                                                    $6,481,000
2004-1 LTD. Class F Floating
Rate Note due July 2039
("Series F Note")
----------------------------------------------------------------------------------------------
CAPITAL TRUST RE CDO                                                   $16,204,000
2004-1 LTD. Class G Floating
Rate Note due July 2039
("Series G Note")
----------------------------------------------------------------------------------------------
CAPITAL TRUST RE CDO                                                   $12,963,000
2004-1 LTD. Class H Floating
Rate Note due July 2039
("Series H Note")
---------------------------------------------------------------------------------------------



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